VARIABLE INSURANCE FUNDS

Supplement dated January 10, 2003
to the Prospectus dated May 1, 2002

AmSouth Value Fund

Effective January 9, 2003, Tin Y. Chan, CFA, has assumed the day-to-day portfolio management responsibility for the AmSouth Value Fund. He has been employed by AmSouth since January 2003. From August 1998 to May 2002, Mr. Chan served as a portfolio manager at Pioneer Investment Management, Inc. for portfolios utilizing growth and value styles of management. Prior to August 1998, he was employed as a portfolio manager at Allmerica Asset Management, Inc.

Investors should retain this supplement for future reference.